SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 5, 2002


                         SPACE LAUNCHES FINANCING, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


         0-27873                                                  98-0178621
(Commission File Number)                       (IRS Employer Identification No.)


 55 Quai Gustav Ador, Geneva, Switzerland                           CH-1206
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (949) 489-2400
         CIK Number 0001098009



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.


              On January 20, 2002, the Registrant") entered into an Agreement and Plan of Reorganization with PolyDerm, Inc. (the "Agreement"), pursuant to which Agreement the Registrant agreed to acquire PolyDerm, Inc. for 24,069,896 shares of Registrant Common Stock. In addition 1,382,771 shares were issued to parties arranging the transaction. Pursuant to the Agreement, and subject to the satisfaction of certain conditions, all of which were satisfied or waived, the closing of the transaction took place on February 5,2002. The Registrant effected a 4-for-1 forward stock split of its common stock to shareholders of record on February 12, 2002, and all share amounts herein have been restated for the stock split. As a result of the transaction, there are 53,710,864 shares outstanding.

              Pursuant to the Agreement, certain of the management of the Registrant resigned and were replaced with the persons set forth below in the table.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

Philip Faris                  President                                         --                          --

Luc Badel                     Secretary                                         --                          --

Patricia Jean Jenkins6,806,580                                               12.7%

Michael Magliochetti 6,806,580                                               12.7%

Steve Preiss                                                             1,701,645                       12.7%

Liz Hill Enterprises, Ltd.                                               5,371,084                       10.0%

All officers
  and directors
  as a group(1)
  (2 persons)




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


Item 7. Financial Statements, Pro Forma Financial Informa-tion and Exhibits.

                (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

                (c)           Exhibits

                           2.          Plan of acquisition, reorganization, arr
                                          angement, liquidation or succession.

                                   2.1.       Agreement and Plan of Reorganiza-
                                              tion, dated January 20, 2002, bet-
                                              ween the Registrant and PolyDerm,
                                      Inc.

                (c)           Exhibits.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 15, 2002                         SPACE LAUNCHES FINANCING, INC.



                                                       By: /s/ Luc Badel
                                                       Luc Badel
                                                       Secretary


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